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                                                                    EXHIBIT 99.5


                      TITLE SOURCE INC. AFFILIATE AGREEMENT



         This Title Source, Inc. Affiliate Agreement (this "AGREEMENT") is made and entered into as of October 6, 1999 (the "EFFECTIVE DATE") by and among Intuit Inc., a Delaware corporation ("INTUIT"), Title Source, Inc., a Michigan corporation ("COMPANY") and _____________________ ("AFFILIATE").


                                 R E C I T A L S


         A. This Agreement is entered into pursuant to that certain Agreement and Plan of Merger dated as of October 6, 1999 (the "PLAN") by and among Intuit, Company, Rock Financial Corporation, a Michigan corporation ("ROCK"), Merger Sub 1, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 1") and Merger Sub 2, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 2"). The Plan provides for, among other things, the statutory merger of Merger Sub 2 with and into Company (the "MERGER") with Company being the surviving corporation of the Merger, all pursuant to the terms and conditions of the Plan. Capitalized terms used herein and not defined herein shall have the same meanings that such terms have in the Plan.

         B. The Plan provides that, upon the Effective Time of the Merger, the shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time of the Merger will be converted into shares of Intuit Common Stock, and the options to purchase shares of Company Common Stock that are outstanding immediately prior to the Effective Time will be converted into options to purchase shares of Intuit Common Stock, all as more particularly set forth in the Plan.

         C. Affiliate understands that because the Merger is intended by the parties to qualify for "pooling-of-interests" accounting treatment and because Affiliate may be deemed to be an "affiliate" of Company within the meaning of Rule 145 ("RULE 145") promulgated under the Securities Act of 1933, as amended (the "1933 ACT"), the shares of Company capital stock that Affiliate owns and any shares of Company's capital stock which Affiliate may hereafter acquire (and any shares of Intuit Common Stock issued to Affiliate in the Merger or upon the exercise of Intuit Options issued to Affiliate in the Merger) may be disposed of only in conformity with the limitations contained in this Agreement. Affiliate has been informed that the treatment of the Merger as a "pooling-of-interests" for accounting and financial reporting purposes, and as a "reorganization" for federal income tax purposes, is dependent upon the accuracy of certain of the representations and warranties of Affiliate in this Agreement, and Affiliate's compliance with certain agreements of Affiliate in this Agreement.

         1. TAX TREATMENT. Affiliate understands and agrees that it is intended that the Merger will be treated as a reorganization for federal income tax purposes. Affiliate will rely on Affiliate's own tax advisers as to the tax attributes of the Merger to Affiliate, and Affiliate understands that none of Intuit, Intuit's legal counsel, Intuit's accountants or Company, Company's legal counsel or Company's accountants or ROCK or ROCK'S counsel or ROCK'S

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accountants has guaranteed nor will guarantee to Affiliate that the Merger will be a tax-free reorganization. Affiliate understands that legal counsel to Intuit (Fenwick & West LLP) has not acted and is not acting as counsel for Affiliate with respect to any matters related to the Merger, and that Affiliate has relied on neither Company nor Company's legal counsel, nor ROCK nor ROCK'S legal counsel nor on Intuit or Intuit's legal counsel, with respect to any legal matter related to the Merger or its tax consequences, including, without limitation, any U.S. federal income tax consequences.

         2. RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS. Affiliate has been informed that a reorganization for federal income tax purposes requires that the former shareholders of Company have no plan to dispose of or transfer the shares of Intuit Common Stock to be issued in the Merger to certain parties, as defined below, related to Intuit after the Merger. Affiliate understands that the representations and warranties and covenants of Affiliate set forth herein will be relied upon by Company, Intuit, ROCK and their respective legal counsel and accounting firms, the other shareholders of Company and the shareholders of ROCK.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF AFFILIATE. Affiliate hereby represents, warrants and covenants with Company and Intuit as follows:

            (a) Authority; Affiliate Status. Affiliate has full power and authority to enter into, execute, deliver and perform Affiliate's obligations under this Agreement, to make the representations, warranties and covenants herein contained and to perform Affiliate's obligations under this Agreement. Affiliate further understands and agrees that Affiliate may be deemed to be an "affiliate" of Company within the meaning of Rule 145.

            (b) Company Securities Owned. As used herein, the term "COMPANY SECURITIES" means, collectively, all shares of Company's capital stock and any other securities of Company owned by Affiliate as of the Effective Date (whether owned directly or indirectly, beneficially or of record), including all securities of Company as to which Affiliate has sole or shared voting or investment power, and all rights, options and warrants to acquire shares of capital stock or other securities of Company. Attachment "1" hereto sets forth all of Affiliate's Company Securities. Except as otherwise disclosed in the TITLE Schedules, on the Effective Date, all Company Securities owned by Affiliate are, and at all times until and through the Expiration Date (as hereinafter defined) all Company Securities owned by Affiliate will be, free and clear of any rights of first refusal, co-sale rights, mortgages, security interests, collateral assignments, title retention devices, liens, pledges, claims, options, charges or any other encumbrances.

            (c) New Company Securities. As used herein, the term "NEW COMPANY SECURITIES" means, collectively, any and all shares of Company's capital stock, other securities of Company and rights, options and warrants to acquire shares of Company's capital stock and other securities of Company that Affiliate may purchase or otherwise acquire any interest in (whether directly or indirectly, of record or beneficially), on and after the Effective Date of this Agreement and prior to the Expiration Date (as defined below). All New Company Securities will be subject to the terms of this Agreement to the same extent and in the same manner as if they were Company Securities. Except as otherwise disclosed in the Company Schedules, at all times until and through the Expiration Date, all the New Company Securities will be free and clear of any

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rights of first refusal, co-sale rights, mortgages, security interests, collateral assignments, title retention devices, liens, pledges, claims, options, charges or any other encumbrances. As used herein, the term "EXPIRATION DATE" means the earlier to occur of (i) the closing, consummation and effectiveness of the Merger, or (ii) such time as the Plan may be terminated in accordance with the provisions of Article 8 of the Plan.

            (d) Transfer Restrictions on Company Securities and New Company Securities. Affiliate agrees with Intuit not to sell, transfer, encumber or dispose of, or to offer or agree to sell, transfer, encumber or dispose of (i) any of Company Securities or (ii) any New Company Securities at any time during the period beginning on the thirtieth (30th) day prior to the Effective Time and ending on the Expiration Date.

            (e) No Solicitation or Encouragement. During the period from the Effective Date through the Expiration Date Affiliate agrees with Intuit not to, directly or indirectly, solicit, facilitate or encourage any offer from any person or entity concerning the possible disposition of all or any portion of Company's business, assets or capital stock by merger, sale of stock, sale of assets or other means, or any Alternative Transaction in contravention of the Plan.

            (f) Consents and Waivers. Affiliate hereby waives, effective as of the Effective Time, any registration rights, information rights, preemptive rights, rights of first refusal, co-sale rights or other similar rights under the terms of the Articles of Incorporation or bylaws of Company or any agreement with Company or its security holders that is in effect immediately prior to the Effective Time.

            (g) Securities Law Transfer Restrictions on Merger Securities.
As used herein, the term "MERGER SECURITIES" means, collectively, all shares of Intuit Common Stock that are or may be issued by Intuit in connection with the Merger or pursuant to the Plan or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor or upon conversion thereof. Affiliate agrees not to sell, transfer, exchange, pledge, or otherwise dispose of, or make any offer or agreement relating to, any of the Merger Securities and/or any option, right or other interest with respect to any Merger Securities that Affiliate may acquire, unless such transaction may be lawfully consummated under applicable state "blue sky" securities law and unless: (i) such Merger Securities were issued pursuant to registration on Form S-4 under the 1933 Act and such transaction is permitted pursuant to Rules 145(c) and 145(d) under the 1933 Act (as described in Section 4 below) or pursuant to Rule 144 under the 1933 Act; or (ii) counsel representing Affiliate, which counsel is reasonably satisfactory to Intuit, shall have advised Intuit in a written opinion letter reasonably satisfactory to Intuit and Intuit's legal counsel, and upon which Intuit and its legal counsel may rely, that no registration under the 1933 Act would be required in connection with the proposed sale, transfer, exchange, pledge or other disposition of Merger Securities by Affiliate; or (iii) a registration statement under the 1933 Act covering the Merger Securities proposed to be sold, transferred, exchanged, pledged or otherwise disposed of, describing the manner and terms of the proposed sale, transfer, exchange, pledge or other disposition, and containing a current prospectus, shall have been filed with the Securities and Exchange Commission ("SEC") and been declared effective by the SEC under the 1933 Act; or (iv) an authorized representative of the SEC shall have rendered written advice to Affiliate

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(sought by Affiliate or counsel to Affiliate, with a copy thereof and all other related communications delivered to Intuit and its legal counsel) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take enforcement action, with respect to the proposed disposition of Merger Securities if consummated; or (v) in the event Affiliate is a partnership, such sale, transfer, exchange, pledge or other disposition is a pro-rata distribution to the partners of such partnership in accordance with their beneficial interest in such Merger Securities (and if such partners are partnerships or closely-held corporations, such partners may in turn make pro-rata distributions to their partners/stockholders in accordance with their beneficial interest in such Merger Securities), provided that each such transferee agrees in writing with Intuit that such securities remain subject to the restrictions of this Section 3(g).

            (h) Pooling Lock-Up Covenant. Notwithstanding any other provision of this Agreement to the contrary, Affiliate will not sell, transfer, exchange, pledge, distribute or otherwise dispose of, or in any other way reduce Affiliate's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to, any Company Securities or New Company Securities or any rights, options or warrants to purchase Company Securities or New Company Securities, or any Merger Securities or other securities of Intuit (i) during the thirty (30) day period immediately preceding the Effective Time or (ii) until such time after the Effective Time as Intuit has publicly released a report including the combined financial results of Intuit and Company for a period of at least thirty (30) days of post-Merger combined operations of Intuit and Company. Intuit agrees to publish such financial results in a manner consistent with its prior practices. Affiliate acknowledges that Affiliate's compliance with the foregoing restrictions is necessary in order to account for the Merger as a "pooling of interests" transaction.

            (i) Intent. Affiliate has no plan or intention, and is not aware of any such plan or intention on the part of any other securityholder of Company, to engage in a sale, exchange, transfer, distribution, pledge, disposition or any other transfer to Intuit or any related party (as defined below) of any shares of Intuit Common Stock to be issued in the Merger. For the purposes of this subparagraph, "RELATED PARTIES" include (A) corporations which are members of the same affiliated group as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Internal Revenue Code of 1986, as amended (the "CODE")) or (B) two corporations if the first corporation purchased the stock of the second corporation in a transaction which would be treated as a distribution in redemption of the stock of the first corporation under Section 304(a)(2) of the Code (determined without regard to Treas. Reg. 1.1502-80(b)). A corporation will be treated as a related party to another corporation if such relationship exists immediately before or immediately after the acquisition of the stock involved or, with the exception of Company or a person related to Company, will be treated as related to Intuit if the relationship is created in connection with the Merger.

            (j) Further Assurances. Affiliate agrees to execute and deliver any additional documents reasonably necessary or desirable, in the opinion of Company or Intuit, to carry out the purposes and intent of this Agreement.

         4. RESTRICTIONS ON RESALES. Affiliate understands that if the Merger Securities are issued pursuant to the Form S-4 (as defined in the Plan) then, in addition to the restrictions

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imposed under Section 3 of this Agreement, the provisions of Rule 145 under the
1933 Act limit Affiliate's public resales of Merger Securities and Affiliate agrees with Intuit to comply with such restrictions so long as they are applicable. For Affiliate's convenience, the resale restrictions applicable to the Merger Securities that are currently contained in Rule 145 under the 1933 Act are summarized in subsections (a), (b) and (c) below; however, Affiliate acknowledges that Affiliate will be obligated to comply with the restrictions of Rule 145 regardless of whether or not all such restrictions are described below and regardless of whether any of such restrictions is inaccurately described below or changes in any manner, and Affiliate is not relying on Intuit's counsel for any advice in connection therewith:

            (a) 145(d)(1). Unless and until the restriction "cut-off" provisions of Rule 145(d)(2) or Rule 145(d)(3) set forth below become available, public resales of Merger Securities may be made by Affiliate only in compliance with the requirements of Rule 145(d)(1) under the 1933 Act. Rule 145(d)(1) permits such resales only: (i) if Intuit has been a public corporation for at least 90 days and meets the public information requirements of Rule 144(c) under the 1933
Act); (ii) in brokers' transactions or in transactions with a market maker; and
(iii) where the aggregate number of Merger Securities sold at any time together with all sales of restricted Intuit Common Stock sold by or for Affiliate's account (and/or attributed to Affiliate by the provisions of Rule 144 under the 1933 Act) during the preceding three-month period does not exceed the greater of: (A) one percent (1%) of the shares of Intuit Common Stock outstanding as shown by the most recent report or statement published by Intuit; or (B) the average weekly volume of trading in Intuit Common Stock on all national securities exchanges, or reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding the date of receipt of the order to execute the sale.

            (b) 145(d)(2). Affiliate may make unrestricted resales of Merger Securities pursuant to Rule 145(d)(2) if: (i) Affiliate has beneficially owned (within the meaning of Rule 144(d) under the 1933 Act) the Merger Securities for at least one (1) year after the Effective Time of the Merger; (ii) Affiliate is not an affiliate of Intuit; and (iii) Intuit has been a public corporation for at least 90 days and meets the public information requirements of Rule 144(c) under the 1933 Act).

            (c) 145(d)(3). Affiliate may make unrestricted resales of Merger Securities pursuant to Rule 145(d)(3) if Affiliate has beneficially owned (within the meaning of Rule 144(d) under the 1933 Act) the Merger Securities for at least two (2) years after the Effective Time of the Merger and is not, and has not been for at least three months, an affiliate (or deemed affiliate) of Intuit.

            (d) Intuit acknowledges that the provisions of Section 3(g) of this Agreement will be satisfied as to any sale by the undersigned of the Merger Securities pursuant to Rule 145(d), by (i) a broker's letter and a letter from Affiliate with respect to that sale stating that each of the above-described requirements of Rule 145(d)(1) has been met or (ii) a letter from Affiliate with respect to that sale stating that the sale is being made pursuant to Rule 145(d)(2) or Rule 145(d)(3) and each of the above-described requirements of Rule 145(d)(2) or Rule 145 (d)(3) (as applicable) has been met; provided, however, that Intuit has no reasonable basis to believe such sales were not made in compliance with such provisions of Rule 145(d).

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            (e) In the event that, in the opinion of Intuit's counsel, the resale of the Merger Securities is not governed by Rule 145 under the Securities Act, then Affiliate agrees to resell the Merger Securities issued to Affiliate only in compliance with such legal restrictions thereon as are applicable thereto.

         5. LEGEND. Affiliate also understands and agrees that stop transfer instructions will be given to Intuit's transfer agent with respect to certificates evidencing the Merger Securities issued to Affiliate and that there will be placed on the certificates evidencing such Merger Securities legends stating in substance:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY APPLICABLE STATE SECURITIES LAWS, AND THE OTHER CONDITIONS SPECIFIED IN THAT CERTAIN TITLE SOURCE, INC. AFFILIATE AGREEMENT DATED AS OF OCTOBER 6, 1999 AMONG INTUIT, COMPANY AND THE HOLDER OF SUCH SHARES, A COPY OF WHICH AFFILIATE AGREEMENT MAY BE INSPECTED BY THE HOLDER OF THIS CERTIFICATE AT THE OFFICES OF INTUIT WHICH WILL FURNISH, WITHOUT CHARGE, A COPY THEREOF TO THE HOLDER OF THIS CERTIFICATE, UPON WRITTEN REQUEST THEREFOR.

The restrictions in Section 4 will no longer apply and the legends set forth in this Section shall not apply, and Intuit shall cause them to be removed upon the written request of the holder thereof, after such time as the shares of Intuit Common Stock delivered pursuant to the Merger may be resold pursuant to the provisions of Rule 145(d)(2) under the 1933 Act or during any time during which such shares are registered for sale under the 1933 Act and are sold pursuant to and in accordance with such registration.

         6. TERMINATION. This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Plan pursuant to its terms.

         7. GOVERNING LAW. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

         8. BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, administrators, executors, representatives, heirs, legatees and devisees of Affiliate and any pledgee holding Merger Securities as collateral.

         9. SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

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         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bear the signatures of all parties reflected hereon as signatories.

         11. AMENDMENT; WAIVER. This Agreement may be amended only by the written agreement of all the parties hereto. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

         12. NOTICES. All notices and other communications required or permitted under this Agreement will be in writing and will be deemed given (1) when personally delivered, (2) on the date delivery is made if sent by commercial delivery service, (3) five business days after being mailed if mailed by registered or certified mail (postage prepaid, return receipt requested), or (4) on the date sent if sent via facsimile, telegraph or telex (receipt confirmed) to the following addresses or facsimile numbers, (or such other addresses or facsimile numbers as any party may notify the other parties in accordance with this Section):

         If to Intuit:

       If sent by registered or certified mail, to:

                                 Intuit Inc.
                                 Attn:  General Counsel
                                 Legal Dept.
                                 P.O. Box 7850
                                 Mountain View, CA 94039-7850
                                 Fax No.  (650) 944-6622

       If personally delivered or delivered by commercial delivery service, to:

                                 Intuit Inc.
                                 Attn.:  General Counsel
                                 Legal Dept.
                                 2550 Garcia Avenue
                                 Mountain View, CA 94043
                                 Fax No.  (650) 944-6622

                                 with a copy to:

                                 Fenwick & West LLP
                                 Two Palo Alto Square
                                 Palo Alto, CA  94306
                                 Attn: Gordon K. Davidson
                                       Michael J. Patrick
                                 Fax: (650) 494-1417

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         If to the Affiliate, at the address of such Affiliate next to such
Affiliate's signature on this Agreement;

or to such other address as Intuit or the Affiliate, as the case may be, designates in a writing delivered to each of the other party hereto.

         13. CONSTRUCTION. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. Unless otherwise indicated herein, all references in this Agreement to "Sections" refer to sections of this Agreement. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.












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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

INTUIT INC.                               TITLE SOURCE, INC.


By:                                       By:
   --------------------------------          --------------------------------

Name:                                     Name:
     ------------------------------            ------------------------------

Title:                                    Title:
      -----------------------------             -----------------------------

AFFILIATE


By:
   --------------------------------

Name:
     ------------------------------

Affiliate's Address for Notice:

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                     [SIGNATURE PAGE TO AFFILIATE AGREEMENT]


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                                 ATTACHMENT "1"

                             COMPANY SECURITIES HELD



         TYPE OF COMPANY SECURITIES                       NUMBER OF SHARES

         Company Common Stock                             ----------------

         Company Options for Common Stock                 ----------------